Exhibit 10.1

Amendment to Loan Documents 0PNC THIS AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is made as of December Jf/____, 2023 by and between INNOVATIVE SOLUTIONS AND SUPPORT, INC., a Pennsylvania corporation, and INNOVATIVE SOLUTIONS AND SUPPORT, LLC, a Pennsylvania limited liability company (jointly and severally, individually and collectively, the "Borrower"), and PNC BANK, NATIONAL ASSOCIATION (the "Bank"). BACKGROUND A. The Bmrnwer or another obligor has executed and delivered to the Bank ( or a predecessor which is now known by the Bank's name as set forth above), one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a pmt of this Amendment ( collectively as amended from time to time, the "Loan Documents") which evidence or secure some or all of the indebtedness and other obligations of the Bonower to the Bank for one or more loans or other extensions of credit ( as used herein, collectively, together with the Obligations, if and as defined in the Loan Documents, the "Obligations"). Any initially capitalized tenns used in this Amendment without definition shall have the meanings assigned to those tenns in the Loan Documents. B. The Borrower and the Bank desire to amend the Loan Documents as provided for in this Amendment. NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the pmties hereto agree as follows: I. Ceitain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any tenn or provision of this Amendment is or may be inconsistent with any tenn or provision in any Loan Document, the tenns and provisions of this Amendment shall control. 2. The Borrower hereby ce1tifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and cmrnct as of the date of this Amendment, (ii) ratified and confitmed without condition as if made anew, and (iii) incorporated into this Amendment by reference, (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, ( c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and canying out of this Amendment or, if required, has been obtained, and ( d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Bmrnwer, enforceable in accordance with its terms. The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment. 3. The Borrower hereby confitms that any collateral for the Obligations, including liens, security interests, mmtgages, and pledges granted by the Borrower or third patties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrower's existing and future Obligations to the Bank, as modified by this Amendment. 4. As a condition precedent to the effectiveness of this Amendment, the Borrower shall comply with the terms and conditions (if any) specified in Exhibit A. Form 17 A- Multistate Rev. 8/23 123961765-3

5. To induce the Bank to enter into this Amendment, the Borrower waives and releases and forever discharges the Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against the Bank or any of them arising out of or relating to the Obligations. The Borrower further agrees to indemnify and hold the Bank and its officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys' fees) suffered by or rendered against the Bank or any of them on account of any claims arising out of or relating to the Obligations. The Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

6. This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Upon written request by the other party (which may be made by electronic mail), any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

7. Notwithstanding any other provision herein or in the other Loan Documents, the Borrower agrees that this Amendment, the Loan Documents, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a "**Communication**") may, at the Bank's option, be in the form of an electronic record. Any Communication may, at the Bank's option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. The Borrower and the Bank acknowledge and agree that the methods for delivering Communications, including notices, under the Loan Documents include electronic transmittal to any electronic address provided by either party to the other party from time to time.

8. The Bank may modify this Amendment for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Borrower (which notice may be given by electronic mail).

9. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

10. This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State identified in and governing the Loan Documents that are being amended hereby (the "**State**"), excluding its conflict of laws rules, including without limitation the Electronic Transactions Act (or equivalent) in such State (or, to the extent controlling, the laws of the United States of America, including without limitation the Electronic Signatures in Global and National Commerce Act). This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State.

11. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved). **The Borrower expressly ratifies and confirms the dispute resolution, waiver of jury trial or arbitration provisions, as applicable, contained in the Loan Documents, all of which are incorporated herein by reference.**

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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Form 17A – Multistate Rev. 8/23

123961765-3

WITNESS the due execution of this Amendment as a document under seal as of the date first written above. SOLUTIONS AND SUPPORT, INC. PNC BANK, NATIONAL ASSOCIATION ( l 1·1 ' 11 1· . ,,. , I ··! • . • By: l,,/·····J 1;1\ . ;L; / &i! ' ·(SEAL) J~h1. DiNapoli, Senior Vice tesi' ent (/ ' - 3 - Form 17A-Mnltistate Rev. 8/23 123961765-3

EXHIBIT A TO
AMENDMENT TO LOAN DOCUMENTS
INNOVATIVE SOLUTIONS AND SUPPORT, INC. AND
INNOVATIVE SOLUTIONS AND SUPPORT, LLC
DATED AS OF DECEMBER 19, 2023

A. **Loan Documents.** The Loan Documents that are the subject of this Amendment include the following (as each of such documents has been amended, modified or otherwise supplemented previously):

1. Loan Agreement dated May 11, 2023, as amended by the Amendment to Loan Documents dated June 28, 2023 and the Amendment to Loan Documents dated August 11, 2023 (collectively, the "**Loan Agreement**")

2. $10,000,000 Revolving Line of Credit Note dated May 11, 2023 (the "**Existing Line of Credit Note**")

3. Line of Credit and Investment Sweep Rider May 11, 2023 (the "**Existing Sweep Rider**")

4. Security Agreements dated May 11, 2023 executed by Bank and by Innovative Solutions and Support, Inc., Innovative Solutions and Support, LLC, IS&S Delaware, Inc. and IS&S Holdings, Inc.

5. Guaranty and Suretyship Agreements dated May 11, 2023 executed by IS&S Delaware, Inc. and IS&S Holdings, Inc.

6. Reimbursement Agreement for Letters of Credit dated May 11, 2023

7. $20,000,000 Term Note dated June 28, 2023 (the "**Term Note**")

8. All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.

B. **Restated Line of Credit Note**. Concurrently with the execution and delivery of this Amendment, the Borrower shall execute and deliver to the Bank an amended and restated Revolving Line of Credit Note (the "**Restated Line of Credit Note**"), in form and substance satisfactory to the Bank. Upon receipt by the Bank of the Restated Line of Credit Note, all references to the Existing Line of Credit Note in any documents relating thereto, howsoever named, shall thereafter be deemed to refer to the Restated Line of Credit Note. The proceeds of the Restated Line of Credit Note will be used in part to pay off and close the loan evidenced by the Term Note.

C. **Restated Sweep Rider**. Concurrently with the execution and delivery of this Amendment, the Borrower shall execute and deliver to the Bank an amended and restated Line of Credit and Investment Sweep Rider (the "**Restated Sweep Rider**"), in form and substance satisfactory to the Bank. Upon receipt by the Bank of the Restated Sweep Rider, all references to the Existing Sweep Rider in any documents relating thereto, howsoever named, shall thereafter be deemed to refer to the Restated Sweep Rider.

D. **Amendments.** The Loan Documents are amended as follows:

1. Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"**1.1 Line of Credit.** One of the Loans governed by this Agreement is a committed revolving line of credit under which the Borrower may request and the Bank,

- 4 -

Form 17A – Multistate Rev. 8/23

123961765-3

subject to the terms and conditions of this Agreeme11t, will make advances to the Borrower from time to time until the Expiration Date, in an aggregate amount outstanding at any time not to exceed $30,000,000.00 (the "Line of Credit"). The "Expiration Date" shall have the meaning set forth in the note evidencing the Line of Credit. The Borrower acknowledges and agrees that in no event will the Bank be under any obligation to extend or renew the Line of Credit beyond the Expiration Date. In no event shall the aggregate unpaid principal amount of advances under the Line of Credit exceed the maximum amount of the Line of Credit. All advances and other credit extensions under the Line of Credit will be used for working capital or other general business purposes of the Borrower, to pay off the Term Loan, and Acquisitions permitted by Section 5.8 below." 2. Section 1.2 of the Loan Agreement is hereby deleted in its entirety effective as of the date of the payoff and closing of the Term Loan with the proceeds evidenced by the Restated Line of Credit Note. 3. Section 5.8 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: "5.8 Acquisitions. Make acquisitions of all or substantially all of the property, assets or equity of any person, finn, corporation or other entity ("Acquisitions"); provided, however: (i) During the five (5) year period commencing on the date of this Agreement Bmrnwer may make, without the Bank's prior written consent, up to three (3) Acquisitions with consideration of less than $10,000,000.00 each; provided that prior to closing Boffower demonstrates to Bank: (i) a ratio of Funded Debt to EBITDA, calculated on a proforma basis after the Acquisition, ofless than 2.5 to 1.0; and (ii) liquidity from cash and availability under the Line of Credit, calculated on a pro fmma basis after the Acquisition, of not less than $10,000,000.00. (ii) Borrower may make Acquisitions with consideration of more than $10,000,000.00 with the Bank's prior' written consent, which shall not be unreasonably withheld or conditioned." 4. Section (1) of Section 4.8 of the Addendum to the Loan Agreement is hereby deleted and replaced with the following: "(I) The Borrower will maintain at all times a ratio of Funded Debt to EBITDA ofless than 3.0 to 1, to be measured quaiterly commencing with the quaiter ended December 31, 2023." 5. The following two provisions are hereby added to the Loan Agreement: "Beneficial Owners. If the BmTower is or was required to execute and deliver to the Bank a Certification of Beneficial Owner(s) (individually and collectively, as updated from time to time, the "Certification of Beneficial Owners"), the Borrower hereby represents and warrants that the infonnation in the Certification of Beneficial Owners, as updated from time to time in accordance with this Agreement, is true, complete and correct as of the date thereof, as of the date hereof and as of the date any such update is delivered to the Bank. The Borrower acknowledges and agrees that the Ce1tification of Beneficial Owners is a Loan Document." - 5 - Form 17A-Multistate Rev. 8/23 123961765-3

"Certification of Beneficial Owners and Other Additional Information. The Borrower agrees that until all Obligations have been paid in full and any commitments of the Bank to the Bmrnwer have been terminated, the Bmrnwer will provide: (i) such information and documentation as may reasonably be requested by the Bank from time to time for purposes of compliance by the Bank with applicable laws (including without limitation the USA Patriot Act and other "know your customer" and anti-money laundering rules and regulations), and any policy or procedure implemented by the Bank to comply therewith and (ii) if the Borrower is or was required to deliver a Cettification of Beneficial Owners to the Bank, (a) confirmation of the accuracy of the information set forth in the most recent Certification of Beneficial Owners provided to the Bank, as and when requested by the Bank; and (b) a new Ceitification of Beneficial Owners in fmm and substance acceptable to the Bank when the individual( s) identified as a controlling party and/or a direct or indirect individual owner on the most recent Cettification of Beneficial Owners provided to the Bank have changed." 6. The following representations, warranties, covenants, and agreements regarding Anti-Corruption Laws, International Trade Laws and Anti-Money Laundering Laws, together with the following related definitions, are hereby added to the Loan Agreement ( or, alternatively, hereby replace any prior provisions in the Loan Agreement regarding such subject matter) and will control to the extent of any inconsistency between any of the following provisions and any provision in any Note regarding such matters: 123961765-3 "Anti-Corruption Laws and International Trade Laws; Anti-Money Lanndering Laws; Certain Definitions. Representations and Warranties. The Borrower hereby makes the following representations and warranties, which shall be continuing in nature and remain in full force and effect until the Obligations are paid in full: Each Covered Entity, and its directors and officers, and each employee, agent or affiliate acting on behalf of such Covered Entity: (a) is not a Sanctioned Person; (b) does not do any business in or with, or derive any of its operating income from direct or indirect investments in or transactions involving, any Sanctioned Jurisdiction or Sanctioned Person; and ( c) is not in violation of, and has not, during the past five (5) years, directly or indirectly, taken any act that could cause any Covered Entity to be in violation of, applicable International Trade Laws or Anti-Corruption Laws. No Covered Entity nor any of its directors, officers, employees, or to the knowledge of the Borrower, any agents or affiliates acting on behalf of any Covered Entity has, during the past five (5) years, received any notice or communication from any Person that alleges, or been involved in an internal investigation involving any allegations relating to, potential violation of any International Trade Laws or Anti-Corruption Laws, or received a request for information from any Official Body regarding International Trade Law matters or Anti-Corruption Law matters. There is no Blocked Property pledged as Collateral. Affirmative Covenants. The Borrower agrees that from the date of execution of this Agreement until all Obligations have been paid in full and any commitments of the Bank to the Borrower have been terminated, the Bmrnwer shall (a) immediately notify the Bank in writing upon the occurrence of a - 6 - Form 17 A - Multistate Rev. 8/23

123961765-3 Reportable Compliance Event; (b) immediately provide substitute Collateral to the Bank if, at any time, any Collateral becomes Blocked Property; and ( c) conduct its business in compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and International Trade Laws and maintain in effect policies and procedures reasonably designed to ensure compliance with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and International Trade Laws by each Covered Entity, and its directors and officers, and any employee, agent or affiliate acting on behalf of such Covered Entity in connection with this Agreement. Negative Covenants. The Bmrnwer covenants and agrees that from the date of this Agreement until all Obligations have been paid in full and any commitments of the Bank to the Borrower have been tmminated, the Borrower will not, without the Bank's prior written consent, (I) permit its directors and officers, and any employee, agent or affiliate acting on behalf of any Loan Party in connection with this Agreement, nor such Loan Party's subsidiaries to (a) become a Sanctioned Person; (b) directly or indirectly provide, use, or make available the proceeds of any Loan hereunder (i) to fund any activities or business of, with, or for the benefit of any Person that, at the time of such funding or facilitation, is a Sanctioned Person, (ii) to fund or facilitate any activities or business of or in any Sanctioned Jurisdiction, (iii) in any manner that could result in a violation by any Person (including the Bank) of Anti-Corruption Laws, Anti-Money Laundering Laws or International Trade Laws or (iv) in violation of any applicable Law, including, without limitation, any applicable Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law; (c) repay any Loan with Blocked Property or funds derived from any unlawful activity; or ( d) permit any Collateral to become Blocked Property; nor (II) directly or indirectly provide, use, or make available the proceeds of any Loan hereunder to any such Loan Party's subsidiaries that is not party to this Agreement. Certain Definitions. As used herein: "Anti-Corruption Laws" means (a) the U.S. Foreign Conupt Practices Act of 1977, as amended, (b) the U.K. Bribery Act 2010, as amended, and (c) any other applicable Law relating to anti-bribery or anti-com1ption in any jurisdiction in which any Loan Party is located or doing business. "Anti-Money Lanndering Laws" means (a) the Bank Secrecy Act and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001; (b) the U.K. Proceeds of Crime Act 2002, the Money Laundering Regulations 201 7, as amended and the Terrorist Asset-Freezing etc. Act 2010; and (c) any other applicable Law relating to anti-money laundering and countering the financing of terrorism in any jurisdiction in which any Loan Party is located or doing business. "Blocked Property" means any property (a) owned, directly or indirectly, by a Sanctioned Person; (b) due to or from a Sanctioned Person; ( c) in which a Sanctioned Person otherwise holds any interest; ( d) located in a Sanctioned Jurisdiction; or (e) that otherwise could cause any actual or possible violation by the Bank of any applicable International Trade Law if the Bank were to obtain an encumbrance on, lien on, pledge of, or security interest in such property, or provide services in consideration of such property. - 7 - Form 17A-Multistate Rev. 8/23

123961765-3 "Collateral" means any collateral securing any debt, liabilities, or other obligations of any Loan Party to the Bank. "Compliance Anthority" means (a) the United States government or any agency or political subdivision thereof, including, without limitation, the U.S. Department of State, the U.S. Depaitment of Commerce, the U.S. Depattment of the Treasury and its Office of Foreign Assets Control, and the U.S. Customs and Border Protection agency; (b) the government of Canada or any agency thereof; ( c) the European Union or any agency thereof; (d) the government of the United Kingdom or any agency thereof; (e) the United Nations Security Council; and (f) any other Official Body with jurisdiction to administer Anti-Corruption Laws, Anti-Money Laundering Laws or International Trade Laws with respect to the conduct of a Covered Entity. "Covered Entity" means (a) the Borrower and each of the Borrower's subsidiaries; (b) each Guarantor and any pledgor of Collateral; and ( c) each Person that directly or indirectly controls a Person described in clanse (a) or (b) above. "International Trade Laws" means all Laws relating to economic and financial sanctions, trade embargoes, export controls, customs, and anti-boycott measures. "Law" means any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award, or any settlement arrangement, by agreement, consent or otherwise, of any Official Body, foreign or domestic. "Loan Parties" means the Borrower and any Guarantors. "Official Body" means the government of the United States of America or of any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pe1taining to government (including ai1y supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Sta11dards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Official Body, or other entity. "Reportable Compliance Event" as used herein means (1) any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint, or similar charging instrument, arraigned, custodially detained, penalized or the subject of an assessment for a penalty, by, or enters into a settlement with an Official Body in connection with any Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law, or any predicate crime to any Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations represents a violation of any Anti-Cotrnption Law, Anti-Money Laundering Law or International Trade Law; (2) any Covered Entity - 8 - Form 17A-Mnltistate Rev. 8/23

engages in a transaction that has caused or would cause the Bank to be in violation of any International Trade Law or Anti-Corruption Law, including a Covered Entity's use of any proceeds of the Loans hereunder to directly or indirectly fund any activities or business of, with or for the benefit of any Sanctioned Person, or to fund or facilitate any activities or business of or in any Sanctioned Jurisdiction; (3) any Collateral qualifies as Blocked Property, or (4) any Covered Entity otherwise violates, or reasonably believes it will violate, any of the International Trade Law- or Anti-Corruption Law-specific representations and covenants herein. "Sanctioned Jurisdiction" means, at any time, a country, area, territory, or jurisdiction that is the subject or target of comprehensive U.S. sanctions. "Sanctioned Person" means any Person (a) located in, organized under the laws of, or ordinarily resident in a Sanctioned Jurisdiction; (b) identified on any sanctions-related list maintained by any Compliance Authority; or (c) owned 50% or more, in the aggregate, directly or indirectly by, controlled by, or acting for, on behalf of, or at the direction of, one or more Persons described in clauses (a) or (b) above." 7. The following prov1s1ons hereby replace the Section entitled "Anti-Money Laundering/International Trade Law Compliance" in each guaranty agreement executed and delivered to the Bank by any Guarantor consenting to this Amendment ( or, alternatively, are hereby added to any such guaranty agreement that does not already include a provision entitled "Anti-Money Laundering/International Trade Law Compliance"): 123961765-3 "Anti-Corruption Laws and International Trade Laws; Anti-Money Laundering Laws; Certain Definitions. Representations and Warranties. The Guarantor hereby makes the following representations and warranties, which shall be continuing in nature and remain in full force and effect until the Guaranteed Obligations are paid in full: The Guarantor, and its directors and officers, and each employee, agent or affiliate acting on behalf of the Guarantor: (a) is not a Sanctioned Person; (b) does not do any business in or with, or derive any of its operating income from direct or indirect investments in or transactions involving, any Sanctioned Jurisdiction or Sanctioned Person; and (c) is not in violation of, and has not, during the past five (5) years, directly or indirectly, taken any act that could cause the Guarantor to be in violation of, applicable International Trade Laws or Anti-Com1ption Laws. The Guarantor has not nor has any of its directors, officers, employees, or to the knowledge of the Guarantor, any agents or affiliates acting on behalf of the Guarantor, during the past five (5) years, received any notice or communication from any Person that alleges, or been involved in an internal investigation involving any allegations relating to, potential violation of any International Trade Laws or Anti-Corruption Laws, or received a request for infmmation from any Official Body regarding International Trade Law matters or Anti-Corruption Law matters. There is no Blocked Property pledged by the Guarantor as Collateral. Affirmative Covenants. The Guarantor agrees that until all Guaranteed Obligations have been paid in full and any commitments of the Bank to the Borrower have been terminated, the Guarantor shall (a) immediately notify the - 9 - Form 17 A- Multistate Rev. 8/23

123961765-3 Bank in writing upon the occurrence of a Reportable Compliance Event; (b) immediately provide substitute Collateral to the Bank if, at any time, any Collateral pledged by the Guarantor becomes Blocked Property; and (c) conduct its business in compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and International Trade Laws and maintain in effect policies and procedures reasonably designed to ensure compliance with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and International Trade Laws by the Guarantor, and its directors and officers, and any employee, agent or affiliate acting on behalf of the Guarantor in connection with the Guaranteed Obligations. Negative Covenants. The Guarantor covenants and agrees that until all Guaranteed Obligations have been paid in full and any commitments of the Bank to the Borrower have been terminated, the Guarantor will not, without the Bank's prior written consent, (I) permit its directors and officers, and any employee, agent or affiliate acting on behalf of the Guarantor in connection with the Guaranteed Obligations, nor such Guarantor's subsidiaries to (a) become a Sanctioned Person; (b) directly or indirectly provide, use, or make available the proceeds of any Joan or advance from the Bank (i) to fund any activities or business of, with, or for the benefit of any Person that, at the time of such funding or facilitation, is a Sanctioned Person, (ii) to fund or facilitate any activities or business of or in any Sanctioned Jurisdiction, (iii) in any manner that could result in a violation by any Person (including the Bank) of Anti-Corruption Laws, Anti-Money Laundering Laws or International Trade Laws or (iv) in violation of any applicable Law, including, without limitation, any applicable Anti-Cmrnption Law, Anti-Money Laundering Law or International Trade Law; ( c) pay any Guaranteed Obligations with Blocked Property or funds derived from any unlawful activity; or (d) peimit any Collateral pledged by the Guarantor to become Blocked Property; nor (II) directly or indirectly provide, use, or make available the proceeds of any Joan or advance from the Bank to any subsidiary of the Guarantor that is not party to the loan agreement governing such loan or advance. Certain Definitions. As used herein: "Anti-Corruption Laws" means (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended, (b) the U.K. Bribery Act 2010, as amended, and (c) any other applicable Law relating to anti-bribery or anti-corruption in any jurisdiction in which any Loan Party is located or doing business. "Anti-Money Laundering Laws" means (a) the Bank Secrecy Act and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001; (b) the U.K. Proceeds of Crime Act 2002, the Money Laundering Regulations 2017, as amended and the Te1rnrist Asset-Freezing etc. Act 2010; and (c) any other applicable Law relating to anti-money laundering and countering the financing of te1rnrism in any jurisdiction in which any Loan Party is located or doing business. "Blocked Property" means any property (a) owned, directly or indirectly, by a Sanctioned Person; (b) due to or from a Sanctioned Person; ( c) in which a Sanctioned Person otherwise holds any interest; (d) located in a Sanctioned Jurisdiction; or (e) that otherwise could cause any actual or possible violation by the Bank of any applicable International Trade Law if the Bank were to obtain an encumbrance on, lien on, pledge of, or security interest in such property, or provide services in consideration of such property. - 10 - Form 17A-Multistate Rev. 8/23

123961765-3 "Collateral" means any collateral securing any debt, liabilities, or other obligations of any Loan Party to the Bank. "Compliance Authority" means (a) the United States government or any agency or political subdivision thereof, including, without limitation, the U.S. Department of State, the U.S. Department of Commerce, the U.S. Department of the Treasmy and its Office of Foreign Assets Control, and the U.S. Customs and Border Protection agency; (b) the government of Canada or any agency thereof; ( c) the European Union or any agency thereof; (d) the government of the United Kingdom or any agency thereof; (e) the United Nations Security Council; and (f) any other Official Body with jurisdiction to administer Anti-Cormption Laws, Anti-Money Laundering Laws or International Trade Laws with respect to the conduct of a Covered Entity. "Covered Entity" means (a) the Borrower and each of the Borrower's subsidiaries; (b) each Guarantor and any pledgor of Collateral; and ( c) each Person that directly or indirectly controls a Person described in clause (a) or (b) above. "International Trade Laws" means all Laws relating to economic and financial sanctions, trade embargoes, expmt controls, customs, and anti-boycott measures. "Law" means any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award, or any settlement arrangement, by agreement, consent or otherwise, of any Official Body, foreign or domestic. "Loan Parties" means the Borrower and any Guarantors. "Official Body" means the government of the United States of America or of any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instmmentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatmy or administrative powers or functions of or pe1taining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital mies or standards (including the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Official Body, or other entity. "Reportable Compliance Event" as used herein means (1) any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint, or similar charging instmment, arraigned, custodially detained, penalized or the subject of an assessment for a penalty, by, or enters into a settlement with an Official Body in connection with any Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law, or any predicate crime to any Anti-Cormption Law, Anti-Money Laundering Law or International Trade Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations represents a violation of any Anti-Corruption Law, - 11 - Form 17A-Mnltistate Rev. 8/23

Anti-Money Laundering Law or International Trade Law; (2) any Covered Entity engages in a transaction that has caused or would cause the Bank to be in violation of any International Trade Law or Anti-Cmrnption Law, including a Covered Entity's use of any proceeds of the Obligations guaranteed hereunder to directly or indirectly fund any activities or business of, with or for the benefit of any Sanctioned Person, or to fund or facilitate any activities or business of or in any Sanctioned Jurisdiction; (3) any Collateral qualifies as Blocked Property, or (4) any Covered Entity otherwise violates, or reasonably believes it will violate, any of the International Trade Law- or Anti-Corruption Law-specific representations and covenants herein. "Sanctioned Jurisdiction" means, at any time, a countty, area, teiTitory, or jurisdiction that is the subject or target of comprehensive U.S. sanctions. "Sanctioned Person" means any Person (a) located in, organized under the laws of, or ordinarily resident in a Sanctioned Jurisdiction; (b) identified on any sanctions-related list maintained by any Compliance Authority; or ( c) owned 50% or more, in the aggregate, directly or indirectly by, controlled by, or acting for, on behalf of, or at the direction of, one or more Persons described in clauses (a) or (b) above." E. Conditions to Effectiveness of Amendment. The Bank's willingness to agree to the amendments set fmih in this Amendment is subject to the prior satisfaction of the following conditions: 1. Execution by all parties and delivery to the Bank of (a) this Amendment, including the attached Consent (b) the Restated Line of Credit Note ( c) the Restated Sweep Rider ( d) Resolutions for Extensions of Credit and Incumbency Ce,tificate oflnnovative Solutions and Support, Inc., Innovative Solutions and Suppmt, LLC, IS&S Delaware, Inc. and IS&S Holdings, Inc. 2. Payment by the Borrower of the fees and expenses of the Bank's outside counsel in connection with this Amendment. - 12 - Form 17A-Mnltistate Rev. 8/23 123961765-3

CONSENT OF GUARANTOR

Each of the undersigned guarantors (jointly and severally if more than one, the "**Guarantor**") consents to the provisions of the foregoing Amendment and all prior amendments (if any) and confirms and agrees that: (a) the Guarantor's obligations under its Guaranty and Suretyship Agreement dated as of May 11, 2023 (collectively if more than one, the "**Guaranty**"), relating to the Obligations mentioned in the Amendment, shall be unimpaired by the Amendment; (b) the Guarantor has no defenses, set offs, counterclaims, discounts or charges of any kind against the Bank, its officers, directors, employees, agents or attorneys with respect to the Guaranty; and (c) all of the terms, conditions and covenants in the Guaranty remain unaltered (except as expressly modified by the Amendment) and in full force and effect, are hereby ratified and confirmed, and continue to apply to the Obligations, as modified by the Amendment. The Guarantor certifies that all representations and warranties made in the Guaranty are true and correct.

The Guarantor hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Guarantor or third parties (if applicable), shall continue unimpaired and in full force and effect, shall cover and secure all of the Guarantor's existing and future Obligations to the Bank, as modified by this Amendment.

By signing below, the Guarantor agrees that this Consent, the Guaranty, the other Loan Documents, any amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a "**Communication**") may, at the Bank's option, be in the form of an electronic record. Any Communication may, at the Bank's option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. The Guarantor acknowledges and agrees that the methods for delivering Communications, including notices, under the Guaranty and the other Loan Documents include electronic transmittal to any electronic address provided by any party to the other party from time to time.

By signing below, each Guarantor who is an individual provides written authorization to the Bank or its designee (and any assignee or potential assignee hereof) to obtain the Guarantor's personal credit profile from one or more national credit bureaus. This authorization extends to obtaining a credit profile (i) in considering an application for credit that is evidenced, guaranteed or secured by the Guaranty or documents relating thereto, (ii) assessing creditworthiness and (iii) considering extensions of credit, including on an ongoing basis, as necessary for the purposes of (a) update, renewal or extension of such credit or additional credit, (b) reviewing, administering or collecting the resulting account and (c) reporting on the repayment and satisfaction of such credit obligations. By signing below, such individual further ratifies and confirms his or her prior requests and authorizations with respect to the matters set forth herein. For the avoidance of doubt, this provision does not apply to persons signing below in their capacities as officers or other authorized representatives of entities, organizations or governmental bodies. A photocopy or facsimile copy of this authorization shall be valid as the original. By signature below, each such Guarantor affirms his/her identity as the respective individual(s) identified in the Guaranty.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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Form 17A – Multistate Rev. 8/23

123961765-3

The Guarantor ratifies and confirms the indemnification and waiver of jury trial or arbitration provisions contained in the Guaranty, all of which are incorporated herein by reference.

WITNESS the due execution of this Consent as a document under seal as of the date of this Amendment, intending to be legally bound hereby.

IS&S DELAWARE, INC.

By: ______________________________ (SEAL)
Relland M Winand, CFO

IS&S HOLDINGS, INC.

By: ______________________________ (SEAL)
Relland M Winand, CFO

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Form 17A – Multistate Rev. 8/23

123961765-3